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                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934


     Date of Report (Date of earliest event reported)        JULY 26, 1996
                                                             -------------

                                FIRST USA BANK
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            (Exact name of registrant as specified in its charter)

         (AS SERVICER ON BEHALF OF FIRST USA CREDIT CARD MASTER TRUST)



             DELAWARE                     33-99362             76-0039224
         ----------------             -----------------     ----------------
    (State or other jurisdiction     (Commission File        (IRS Employer
      of incorporation or                Number)          Identification Number)
         organization)


201 NORTH WALNUT STREET, WILMINGTON, DELAWARE                     19801
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(Address of principal executive offices)                        (Zip Code)


                302/594-4117
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Registrant's telephone number, including area code


                                      N/A
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(Former name or former address, if changed since last report)
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INFORMATION TO BE INCLUDED IN THE REPORT

Items 1-4.    Not Applicable

Item 5.       Other Events

On July 29, 1996, the registrant made available to prospective investors a series term sheet setting forth a description of the collateral pool and the proposed structure of $500,000,000 aggregate principal amount of Class A Floating Rate Asset Backed Certificates, Series 1996-4 and $45,180,000 aggregate principal amount of Class B Floating Rate Asset Backed Certificates, Series 1996-4 of the First USA Credit Card Master Trust. The series term sheet is attached hereto as Exhibit 99.01.

Item 6.       Not Applicable.

Item 7.       Financial Statements and Exhibits

The following exhibits are filed as a part of this report:

Exhibit 99.01 Series Term Sheet dated July 26, 1996, with respect to the proposed issuance of the Class A Floating Rate Asset Backed Certificates and the Class B Floating Rate Asset Backed Certificates of the First USA Credit Card Master Trust, Series 1996-4.
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                                   SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              FIRST USA BANK
                              As Servicer



                              By: /s/ W. Todd Peterson
                                  ----------------------------
                                  W. Todd Peterson
                                  Vice President



Date:  July 30, 1996
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                                 EXHIBIT INDEX



Exhibit         Description                                     Page Number
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99.01     Series 1996-4 Term Sheet dated July 26, 1996               5